NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION


     Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, October 24, 2003 at 11:00 in the forenoon for the following purposes:

     1.   To elect three (3) directors for the ensuing year.

     2. To ratify the selection of Lavine, Lofgren, Morris & Engelberg certified public accountants, as the Company's auditors for fiscal 2004.

     3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 18, 2003 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION


                                           /s/ Donald Brody
                                           -----------------------------------
                                            Donald Brody
                                            Secretary

Solana Beach, CALIFORNIA

August 27, 2003

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

     The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Friday, October 24, 2003 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about August 27, 2003.

Proxies and Voting at the Meeting
---------------------------------

     The Board of Directors has fixed the close of business on August 18, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 210 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

     A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

     The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company my also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders
----------------------

     The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 18, 2003 were as follows:

Shares of Common            Stock Owned              Percent
Names and Address of        Beneficially as of         of
Stockholders                August 18, 2003           Class
---------------------       -------------------    -----------
Arsobro, L.P.                   1,316,957              92.64%
990 Highland Drive
Solana Beach, California




(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by the Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.


                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS
                              ---------------------

     All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

     During the fiscal year ended June 28, 2003 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

     In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1

                           ELECTION OF THREE DIRECTORS

     The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

     During the fiscal year ended June 28, 2003 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. The board held special board meetings on August 23, 2002 and June 27, 2003 at which all directors participated either in person or by conference call.

     The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 18, 2003. All nominees are presently serving as directors of the Company.



                                                                                                       Owned
                                                                                                    Beneficially
Name                Position and Office with Company and Other            Director     Expiration     as of         Percentage
                    Principal Occupation                          Age      Since        of Term     8/18/03 (1)      of Class
                    ------------------------------------------   -----    ---------    ----------  --------------   -----------




Arthur Brody        Chairman of the Board of Directors,            83        1958      10/2004         1,316,957        92.64
                    President and Chief Executive Officer of                                              (2)
                    the Company. Also serves as Chairman and
                    Chief Executive Officer of Brodart Co.
                    (Manufacturer and distributor of library
                    and school supplies, books and
                    furniture.)



Edward L. Kane      Independent Consultant; Chairman of            65        1990      10/2004         1,400            0.10
                    Kane/Miller Book Publishers; Adjunct
                    Professor, California Western School of
                    Law; Chairman and CEO of Altis
                    Outpatient Services, Inc. 1993 thru
                    1/95; President of Craig Corporation
                    from 1988 to 1993; President of Reading
                    Company from 1991 to 1993.



Ronald I. Simon     Financial Consultant; Director, WFS            64        2003      10/2004          - 0 -           - 0 -
                    Financial, Inc. (automobile finance),
                    2003; Director, American Independence
                    Corp. (health insurance and
                    reinsurance), 1995 to present; CFO of
                    Wingcast, LLC 2001-2002; Acting
                    Chairman, CEO, CFO SoftNet Systems, Inc.
                    (predecessor to American Independence
                    Corp.), 2001; Executive Vice President,
                    CFO, Director Western Water Company,
                    1997-2000; Director, executive officer
                    of numerous companies 1980-2000.



*Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.


(1) As of August 18, 2003, the only officer of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

(2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

(3) Mr. Kane and Mr. Simon are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

Remuneration of Officers and Directors
--------------------------------------

     During the fiscal year ended June 28, 2003, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

     Non-officer directors presently receive an annual director's fee of $500, plus $250 for each meeting of the Board which they attend, and $125 for each telephonic Board meeting they participate in.

     The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.


                                   PROPOSAL 2

                        SELECTION OF INDEPENDENT AUDITORS

     Lavine, Lofgren, Morris & Engelberg, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending June 27, 2004. That firm conducted the audit of the Company's accounts for the 2003 fiscal year.

     A representative of Lavine, Lofgren, Morris & Engelberg is not expected to be present at the Annual Meeting of Stockholders on October 24, 2003. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

     Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders. Accordingly, stockholders are being asked to ratify the selection of Lavine, Lofgren, Morris & Engelberg as the Company's independent auditors for the fiscal year ending June 27, 2004.

                                  OTHER MATTERS

     At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.


                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 2004 ANNUAL MEETING

     As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 10, 2004 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

     A copy of the Company's annual report for the fiscal year ended June 28, 2003, including financial statements, is being sent along with this Proxy Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.

                                              By Order of the Board of Directors



                                               /s/ Donald Brody
                                               ---------------------------------
                                               Donald Brody
                                               Secretary

August 27, 2003

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      ------------------------------------
                             THE BOARD OF DIRECTORS
                             ----------------------

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 24, 2003

     The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 24, 2003 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

(1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)

------   FOR  all nominees listed below (except as marked to the contrary below).

------   WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees: Arthur Brody, Edward L. Kane and Ronald I. Simon

INSTRUCTION: To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided below:



     (2) Ratification of the selection of Lavine, Lofgren, Morris & Engelberg, certified public accountants, as the Company's independent auditors for fiscal 2004. (The Board of Directors recommends a vote "FOR")

                         FOR               AGAINST             ABSTAIN
              ---------         --------            --------

                   (Continued and to be signed on reverse side)

     (3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF LAVINE, LOFGREN, MORRIS & ENGELBERG AS THE COMPANY'S INDEPENDENT AUDITORS.


                                    DATED:
Please sign exactly as                         ---------------------------------
your name appears on your
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.             SIGNATURE:
                                               ---------------------------------

                                    PRINT NAME:
For each account in the                        ---------------------------------
name of two or more
persons, each should                Please sign this proxy and
sign, or if one signs               return it promptly whether
he/she should attach                or not you expect to attend
evidence of his/her                 the meeting.  You may
authority.                          nevertheless vote in person
                                    if you do attend.